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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 19, 2002

                                  PRECIS, INC.
            (Exact name of registrant as specified in its charter)

          OKLAHOMA                      001-15667                 73-1494382
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

                  2040 NORTH HIGHWAY 360
                   GRAND PRAIRIE, TEXAS                       75050
        (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code:  (972) 522-2000

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ITEM 9. REGULATION FD DISCLOSURE

        (a) On August 19, 2002, Judith H. Henkels, Chief Executive Officer of Precis, Inc.("Precis" or the "Company"), and Mary L. Kelly, Chief Financial Officer of Precis, each signed a statement under oath regarding facts and circumstances relating to the accuracy of the Company's financial statements and each of their consultations with the Company's audit committee, on a voluntary basis but on the same basis as registrants complying with "Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934" (File No. 4-460, June 27, 2002) of the U. S. Securities and Exchange Commission. Copies of each sworn statement are attached to this report as Exhibits 99.1 and 99.2, respectively.

        (b) Exhibits

            99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings made by Judith H. Henkels, Chief Executive Officer of Precis, Inc.

            99.2 Statement Under Oath of Chief Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings made by Mary L. Kelly, Chief Financial Officer of
                   Precis, Inc.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PRECIS, INC.
                                  (Registrant)

                                  By: /S/ JUDITH H. HENKELS
                                      ------------------------------------------
                                      Judith H. Henkels, Chief Executive Officer

Date: August 19, 2002